Exhibit 99.1 Internet Architecture HOLDRS Trust Prospectus

PROSPECTUS
-----------------

                    [LOGO] INTERNET ARCHITECTURE HOLDRS SM

                       1,000,000,000 Depositary Receipts
                     Internet Architecture HOLDRS SM Trust

      The Internet Architecture HOLDRS SM Trust issues Depositary Receipts called Internet Architecture HOLDRS SM representing your undivided beneficial ownership in the common stock of a group of specified companies that, among other things, develop and market computer, Internet hardware and other related products designed to enhance the speed and efficiency of connections within and to the Internet, connections within a company's internal networks and end user access to networks. The Bank of New York is the trustee. You only may acquire, hold or transfer Internet Architecture HOLDRS in a round-lot amount of 100 Internet Architecture HOLDRS or round-lot multiples. Internet Architecture HOLDRS are separate from the underlying deposited common stocks that are represented by the Internet Architecture HOLDRS. For a list of the names and the number of shares of the companies that make up an Internet Architecture HOLDR, see "Highlights of Internet Architecture HOLDRS--The Internet Architecture HOLDRS" starting on page 10.

      Investing in Internet Architecture HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

      Internet Architecture HOLDRS are neither interests in nor obligations of either the initial depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or The Bank of New York, as trustee.

      The Internet Architecture HOLDRS are listed on the American Stock Exchange under the symbol "IAH". On January 24, 2001 the last reported sale price of Internet Architecture HOLDRS on the American Exchange was $69.94.

                               ----------------

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               ----------------

                The date of this Prospectus is January 26, 2001.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Summary....................................................................   3
Risk Factors...............................................................   4
Highlights of Internet Architecture HOLDRS.................................  10
The Trust..................................................................  17
Description of Internet Architecture HOLDRS................................  17
Description of the Underlying Securities...................................  18
Description of the Depositary Trust Agreement..............................  20
Federal Income Tax Consequences............................................  24
ERISA Considerations.......................................................  27
Plan of Distribution.......................................................  27
Legal Matters..............................................................  28
Where You Can Find More Information........................................  28

                               ----------------

      This prospectus contains information you should consider when making your investment decision. With respect to information about Internet Architecture HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Internet Architecture HOLDRS in any jurisdiction where the offer or sale is not permitted.

      The Internet Architecture HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Internet Architecture HOLDRS or of the underlying securities through an investment in the Internet Architecture HOLDRS.

                                    SUMMARY

      The Internet Architecture HOLDRS trust was formed under the depositary trust agreement, dated as of February 18, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Internet Architecture HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

      The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various aspects of the Internet architecture business. Companies involved in the Internet architecture business are companies that, among other things, design, develop and market computer, Internet hardware and other related products designed to enhance the speed and efficiency of connections within and to the Internet, connections within a company's internal networks and end user access to networks. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Internet Architecture HOLDRS is specified under "Highlights of Internet Architecture HOLDRS--The Internet Architecture HOLDRS." This group of common stocks, and the securities of any company that may be added to the Internet Architecture HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 19 companies included in the Internet Architecture HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Internet Architecture HOLDRS are separate from the underlying common stocks that are represented by the Internet Architecture HOLDRS. On January 19, 2001, there were 3,782,200 Internet Architecture HOLDRS outstanding.

                                  RISK FACTORS

      An investment in Internet Architecture HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Internet Architecture HOLDRS, including the risks associated with a concentrated investment in the Internet architecture business.

General Risk Factors

    . Loss of investment. Because the value of Internet Architecture HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Internet Architecture HOLDRS if the underlying securities decline in value.

    . Discount trading price. Internet Architecture HOLDRS may trade at a discount to the aggregate value of the underlying securities.

    . Not necessarily representative of the Internet architecture business. At the time of the initial offering, the companies included in the Internet Architecture HOLDRS were generally considered to be involved in various aspects of the Internet architecture business, however, the market price of the underlying securities and the Internet Architecture HOLDRS may not necessarily follow the price movements of the entire Internet architecture business. If the underlying securities decline in value, your investment in the Internet Architecture HOLDRS will decline in value, even if common stock prices of companies involved in the Internet architecture business generally increase in value. In addition, since the time of the initial offering, the companies included in the Internet Architecture HOLDRS may not be involved in the Internet architecture business. In this case, the Internet Architecture HOLDRS may not consist of securities issued only by companies involved in the Internet architecture business.

    . Not necessarily comprised of solely Internet architecture companies. As a result of distributions of securities by companies included in the Internet Architecture HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Internet Architecture HOLDRS and that are not involved in the Internet architecture business may be included in the Internet Architecture HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Internet Architecture HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Internet Architecture HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. As there are only 11, broadly defined sector classifications, the use of Standard and Poor's sector classifications to determine whether a new company will be included in the Internet Architecture HOLDRS provides no assurance that each new company included in the Internet Architecture HOLDRS will be involved in the Internet architecture business. Currently, the underlying securities included in the Internet Architecture HOLDRS are represented in the Technology sector. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Internet Architecture HOLDRS yet not be involved in the Internet architecture business. In addition, the sector classifications of securities included in the Internet Architecture HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classification, or both. Therefore, additional sector classifications may be represented in the Internet Architecture HOLDRS which may also result in the inclusion in the Internet Architecture HOLDRS of the securities of a new company that is not involved in the Internet architecture business.

    . No investigation of underlying securities. The underlying securities initially included in the Internet Architecture HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith

       Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the Internet architecture business, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Internet Architecture HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

    . Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Internet Architecture HOLDRS may not necessarily be a diversified investment in the Internet architecture business. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Internet Architecture HOLDRS, may also reduce diversification. Internet Architecture HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

    . Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities or participate in any form of stock repurchase program by any issuer of an underlying security, you will be required to cancel your Internet Architecture HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Internet Architecture HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Internet Architecture HOLDRS will involve payment of a cancellation fee to the trustee.

    . Trading halts. Trading in Internet Architecture HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Internet Architecture HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Internet Architecture HOLDRS, you will not be able to trade Internet Architecture HOLDRS and will only be able to trade the underlying securities if you cancel your Internet Architecture HOLDRS and receive each of the underlying securities.

    . Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Internet Architecture HOLDRS. If the Internet Architecture HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Internet Architecture HOLDRS are listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Internet Architecture HOLDRS are delisted. There are currently 20 companies whose securities are included in the Internet Architecture HOLDRS.

    . Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, has selected the underlying securities that were originally included in the Internet Architecture HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide services for issuers of the underlying securities.

Risk Factors Specific to Companies Involved in the Internet Architecture
Business

    . The stock prices of companies involved in the Internet architecture business have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Internet Architecture HOLDRS, and you could lose a substantial part of your investment. The trading prices of the stocks of Internet architecture companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

     .  general market fluctuations;

     . actual or anticipated variations in companies' quarterly operating results;

     . announcements of technological innovations by competitors of the companies included in the Internet Architecture HOLDRS;

     .  changes in financial estimates by securities analysts;

     .  conditions or trends in Internet online service companies;

     .  conditions or trends in online securities trading;

     . changes in the market valuations of the Internet or online service companies;

     . legal or regulatory developments affecting companies included in the Internet Architecture HOLDRS or in the Internet architecture business;

     . announcements by Internet architecture companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

     .  unscheduled system downtime;

     .  additions or departures of key personnel; and

     . sales of Internet architecture companies' common stock or other securities in the open market.

     In addition, the trading prices of Internet architecture stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many Internet architecture stocks are [extraordinarily] high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of Internet or e-commerce companies, generally, could depress the stock prices of an Internet architecture company regardless of Internet architecture companies' results. Other broad market and industry factors may decrease the stock price of Internet architecture stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession or interest rate or currency rate fluctuations, also may decrease the market price of Internet stocks.

     As a result of fluctuations in the trading prices of the companies included in the Internet Architecture HOLDRS, the trading price of Internet Architecture HOLDRS has fluctuated significantly. The initial offering price of an Internet Architecture HOLDR on February 24, 2000 was 94.91 and over the last year it has reached a high of
     108.50 and a low of 51.25.

    . The ability to maintain or increase market share depends on timely introduction and market acceptance of new products offered by Internet architecture companies. The Internet market is characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements and changing customer demands. The success of many Internet architecture companies will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve the performance, features and reliability of their hardware and software products. They must quickly develop, introduce and deliver their products, or incur the risk that their competitors will introduce the same or similar products, or products which could make their product obsolete. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures to modify or adapt the existing products offered by Internet architecture companies. Many Internet architecture companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition.

    . New laws and regulations with respect to the Internet could impede its commercial development and adversely affect the business of many Internet architecture companies. Due to the increasing popularity and use of the Internet and other online services, it is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, pricing, content, copyrights, distribution and characteristics and quality of products and services. In addition, many Internet architecture companies develop products which interact with or incorporate telecommunications infrastructure which may be subject to regulation by the Federal Communications Commission. Furthermore, the growth and development of the market for online interaction and commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on companies conducting business online. The adoption of any additional laws or regulations may impede the growth of the Internet or other online services which could have a material adverse effect on the business, results of operations and financial condition of Internet architecture companies.

    . Some of the companies involved in the Internet architecture business are also engaged in other lines of business unrelated to Internet architecture, and they may experience problems with these lines of business which could adversely affect their operating results. Several of the companies which comprise the Internet Architecture HOLDRS have lines of business that do not relate to Internet architecture and which may present additional risks not mentioned in this prospectus. The operating results of Internet architecture companies may fluctuate as a result of these additional risks and events in the industries of these other lines of business. There can be no assurance that, despite a company's possible success in the Internet architecture business, the other lines of business in which these companies are engaged will not have an adverse effect on the company's business or financial conditions.

    . The international operations of many Internet architecture companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Many Internet architecture companies have international operations and derive substantial revenue from international sales. The risks of international business that the companies are exposed to include the following:

     .  general economic, social and political conditions;

     . the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

     . differing tax rates, tariffs, exchange controls or other similar restrictions;

     .  currency fluctuations; and

     . changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

    . Many Internet architecture companies rely on a single supplier or a limited number of suppliers for the components used in their products and if quality components are not delivered on a timely basis, these companies will not be able to deliver their products on a timely schedule which could adversely affect their financial condition. Reliance on a single supplier or limited number of suppliers subjects many Internet architecture companies to risks of delivery delays, price increases, receipt of non-conforming or poor quality components and inability to obtain long-term supplies of components. Any reduction or interruption in these third parties' supply or manufacturing would adversely affect an Internet architecture company's ability to deliver its products and meet customer needs. There can be no assurance that Internet architecture companies will not encounter problems with suppliers, which may harm their reputation and adversely affect their operations and financial condition.

    . If Internet use fails to grow and be accepted as a medium for online commerce and communication demand for some of the products and services of Internet architecture companies will decline. Future revenues and any future profits of many Internet architecture companies depend upon the widespread acceptance and use of the Internet and other online services as an effective medium of communication and commerce by consumers. Rapid growth in the use of and interest in the Internet and other online services is a relatively recent phenomenon. There is no assurance that acceptance and use will continue to develop or that a sufficiently broad base of consumers will adopt, and continue to use, the Internet and other online services. For many Internet architecture companies to grow, customers must continue to accept and use new ways of conducting business and exchanging information on the Internet.

    . Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many Internet architecture companies are active acquirers of other companies as part of their business plans. There can be no assurance that Internet architecture companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can also no be no assurance that Internet architecture companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Further, Internet architecture companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

    . Unanticipated high inventory levels could increase the costs of many Internet architecture companies. Many Internet architecture companies maintain medium to high levels of inventory and a decrease in market demand or an increase in supply, among other factors, could result in higher inventory levels which could adversely affect the profitability of these Internet architecture companies.

    . Many Internet architecture companies are dependent on their ability to continue to attract and retain highly-skilled technical and managerial personnel to develop and generate their business. The success of many Internet architecture companies is highly dependent of the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that any of these Internet architecture companies will be able to continue to attract and retain qualified personnel.

    . Some Internet architecture companies have a history of incurring losses which may make it difficult for these companies to fund their future operations. Some Internet architecture companies, such as Cobalt Networks, Inc., Foundry Networks, Inc., Juniper Networks, Inc. and Sycamore Networks, Inc., have incurred significant losses since their inception and they may continue to incur losses for the foreseeable future. Many of these Internet architecture companies will also continue to incur losses as additional costs are incurred to develop new products and services, expand marketing and sales operations in existing and new markets and develop administrative facilities. If Internet architecture companies do not achieve and sustain profitability, their ability to respond effectively to market conditions, to make capital expenditures and to take advantage of business opportunities could be adversely affected.

    . Some companies included in the Internet Architecture HOLDRS are exposed to the credit risk of their distributors and customers. The portion of the sales of some companies included in the Internet Architecture HOLDRS are made through third parties, such as distributors and resellers. Many of these third parties have extended credit from, and participate in cooperative sales strategies paid for by, companies included in the Internet Architecture HOLDRS. Also, some of the sales made to customers are made through financing arrangements. However, many of these third parties and customers have limited financial resources and, as a result, represent an increased credit risk. In addition, it is expected that third parties and customers will continue to require this type of financing and Internet Architecture Companies will have to continue to extend this type of credit to maintain the distribution of their products and their market share. Further, these third parties and customers have been, and may continue to be, affected by the decline in financial prospects of Internet-related companies generally. Losses relating to this type of credit could harm the business of companies included in the Internet Architecture HOLDRS and have a material adverse effect on results of operations.

    . Some companies included in the Internet Architecture HOLDRS have a limited operating history which makes financial forecasting difficult. Some companies included in the Internet Architecture HOLDRS are not able to forecast operating expenses based on their historical results. Accordingly, they base their forecast for expenses in part on future revenue projections. Most expenses are fixed in the short term and it may not be possible to quickly reduce spending if revenues are lower than projected. An Internet architecture company's ability to forecast accurately its quarterly revenue is limited because its products have a long sales cycle that makes it difficult to predict the quarter in which it can recognize revenue, and because of the variability of client demand for its professional services. The business, operating results and financial condition of Internet architecture companies may be materially adversely affected if their revenues do not meet their projections.

                   HIGHLIGHTS OF INTERNET ARCHITECTURE HOLDRS

      This discussion highlights information regarding Internet Architecture HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Internet Architecture HOLDRS.

Issuer.......................    Internet Architecture HOLDRS Trust.

The trust....................    The Internet Architecture HOLDRS Trust was
                                 formed under the depositary trust agreement, dated as of February 18, 2000 among The Bank of New York, as trustee, Merrill Lynch,
                                 Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Internet
                                 Architecture HOLDRS and was amended on
                                 November 22, 2000. The trust is not a
                                 registered investment company under the
                                 Investment Company Act of 1940.

Initial depositor............    Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated.

Trustee......................    The Bank of New York, a New York state-
                                 chartered banking organization, is the
                                 trustee and receives compensation as set forth in the depositary trust agreement.

Purpose of Internet
 Architecture
 HOLDRS......................    Internet Architecture HOLDRS are designed to
                                 achieve the following:

                                 Diversification. Internet Architecture HOLDRS are designed to allow you to diversify your investment in the Internet architecture business through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                                 Flexibility. The beneficial owners of
                                 Internet Architecture HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Internet Architecture HOLDRS, and can cancel their Internet Architecture HOLDRS to receive each of the underlying securities represented by the Internet Architecture HOLDRS.

                                 Transaction costs. The expenses associated with buying and selling Internet Architecture HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.................    The trust holds shares of common stock issued
                                 by specified companies that, when initially selected, were involved in the Internet architecture business. Except when a reconstitution event, a distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading
                                 "Description of the depositary trust
                                 agreement--Distributions" and "--
                                 Reconstitution events." There are currently
                                 19 companies included in the Internet
                                 Architecture HOLDRS.

                                 The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Internet Architecture        The trust has issued, and may continue to
HOLDRS.......................    issue, Internet Architecture HOLDRS that
                                 represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust. The Internet
                                 Architecture HOLDRS themselves are separate from the underlying securities that are represented by the Internet Architecture
                                 HOLDRS.

                                 The following chart provides the

                                 . names of the 19 issuers of the underlying securities currently represented by an Internet Architecture HOLDR,

                                 .  stock ticker symbols,

                                 . share amounts currently represented by a round-lot of 100 Internet Architecture HOLDRS, and

                                 .  principal U.S. market on which the
                                    securities of the selected companies are traded.

                                                                 Primary
                                                         Share   Trading
                       Name of Company           Ticker Amounts   Market
                    ---------------------        ------ ------- ----------
                    3Com Corporation              COMS       3  Nasdaq NMS
                    Adaptec, Inc.                 ADPT       1  Nasdaq NMS
                    Apple Computer, Inc.          AAPL      2*  Nasdaq NMS
                    Ciena Corporation             CIEN      2*  Nasdaq NMS
                    Cisco Systems, Inc.           CSCO     26*  Nasdaq NMS
                    Compaq Computer
                     Corporation                   CPQ      13        NYSE
                    Dell Computer
                     Corporation                  DELL      19  Nasdaq NMS
                    EMC Corporation                EMC     16*        NYSE
                    Extreme Networks, Inc.        EXTR      2*  Nasdaq NMS
                    Foundry Networks, Inc.        FDRY       1  Nasdaq NMS
                    Gateway, Inc.                  GTW       2        NYSE
                    Hewlett-Packard
                     Company                       HWP     14*        NYSE
                    International Business
                     Machines Corporation          IBM      13        NYSE
                    Juniper Networks, Inc.        JNPR      2*  Nasdaq NMS
                    Network Appliance, Inc.       NTAP      2*  Nasdaq NMS
                    Sun Microsystems, Inc.(/1/)   SUNW     25*  Nasdaq NMS
                    Sycamore Networks, Inc.       SCMR       2  Nasdaq NMS
                    Unisys Corporation             UIS       2        NYSE
                    Veritas Software
                     Corporation(/2/)             VRTS   0.893  Nasdaq NMS

                                 --------
                                 * Reflects previous stock split.
                                 (/1/)On December 7, 2000, Sun Microsystems,
                                      Inc. completed its acquisition of Cobalt
                                      Networks, Inc. As a result of the
                                      merger, one share of Cobalt previously
                                      represented in each round-lot of 100
                                      Internet Architecture HOLDRS has been
                                      exchanged for one share of Sun
                                      Microsystems. The share amount of Sun
                                      Microsystems represented by a round-lot
                                      of 100 Internet Architecture HOLDRS is
                                      25. Please see the description of Sun
                                      Microsystems in Annex A.
                                 (/2/)On November 22, 2000, Veritas Software
                                      Corporation completed its acquisition of
                                      Seagate Technology, Inc. As Veritas has
                                      a Technology sector Standard & Poor's
                                      sector classification, the 0.893 shares
                                      of Veritas were included in each round-
                                      lot of 100 Internet Architecture HOLDRS.
                                      As a result of the acquisition, 0.893
                                      shares of Veritas were exchanged for two shares of Seagate that had been included in the Internet Architecture HOLDRS. Please see the description of Veritas in Annex A.

                                 These companies generally were considered to be among the 19 largest and most liquid companies involved in the Internet architecture business as measured by market capitalization and trading volume on February 7, 2000. The market capitalization of a company was determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                                 The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Internet Architecture HOLDRS in a round-lot of 100 Internet Architecture HOLDRS and round-lot multiples. The trust will only issue Internet Architecture HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Internet Architecture HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Internet Architecture HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet Architecture HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet Architecture HOLDRS.

                                 The number of outstanding Internet
                                 Architecture HOLDRS will increase and
                                 decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Internet Architecture HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

Purchases....................    You may acquire Internet Architecture HOLDRS
                                 in two ways:

                                 . through an in-kind deposit of the required number of shares of common stock of the underlying issuers with the trustee, or

                                 . through a cash purchase in the secondary trading market.

Issuance and cancellation
fees.........................    If you wish to create Internet Architecture
                                 HOLDRS by delivering to the trust the
                                 requisite shares of common stock represented by a round-lot of 100 Internet Architecture
                                 HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Internet
                                 Architecture HOLDRS. If you wish to cancel your Internet Architecture HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Internet Architecture
                                 HOLDRS.

Commissions..................    If you choose to deposit underlying
                                 securities in order to receive Internet
                                 Architecture HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee charged by the trustee, described above.

Custody fees.................    The Bank of New York, as trustee and as
                                 custodian, will charge you a quarterly
                                 custody fee of $2.00 for each round-lot of 100 Internet Architecture HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Internet Architecture HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Internet
 Architecture HOLDRS.........    You have the right to withdraw the underlying
                                 securities upon request by delivering a
                                 round-lot or integral multiple of a round-lot of Internet Architecture HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Internet Architecture HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of the fractional share. Except with respect to the right to vote for dissolution of the trust, the Internet Architecture HOLDRS themselves will not have voting rights.

Rights relating to the
 underlying securities.......    As an owner of an Internet Architecture
                                 HOLDR, you have the right to:

                                 .  Receive all shareholder disclosure
                                    materials, including annual and quarterly reports, distributed by the issuers of the underlying securities.

                                 . Receive all proxy materials distributed by the issuers of the underlying securities and will have the right to instruct the trustee to vote the underlying securities or may attend shareholder meetings yourself.

                                 . Receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of the underlying securities, net of any applicable taxes or fees; any distributions of securities by an issuer of underlying securities will be deposited into the trust and become part of the Internet Architecture HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Internet Architecture HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be made available to you, may be disposed of or may lapse.

                                 If you wish to participate in a tender offer for underlying securities or any form of stock repurchase plan by an issuer of an underlying security, you must obtain the underlying securities by surrendering your Internet Architecture HOLDRS and receiving all of your underlying securities. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the depositary trust agreement."

Reconstitution events........    The depositary trust agreement provides for
                                 the automatic distribution of underlying securities from the Internet Architecture
                                 HOLDRS to you in the following four
                                 circumstances:

                                 A. If an issuer of underlying securities no
                                    longer has a class of common stock
                                    registered under section 12 of the
                                    Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Internet Architecture HOLDRS.

                                 B. If the SEC finds that an issuer of
                                    underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Internet Architecture HOLDRS.

                                 C. If the underlying securities of an issuer
                                    cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company or the securities received in exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Internet Architecture HOLDRS, only if the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Internet Architecture HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received will be deposited into the trust.

                                 D. If an issuer's underlying securities are
                                    delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another national securities exchange or through Nasdaq NMS within five business days from the date the securities are delisted.


                                 To the extent a distribution of underlying securities from the Internet Architecture HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                 In addition, securities of a new company will be added to the Internet Architecture HOLDRS, as a result of a distribution of securities by an underlying issuer or where a corporate event occurs, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Internet Architecture HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS.

                                 It is anticipated, as a result of the broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Internet Architecture HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Internet Architecture HOLDRS will be distributed from the Internet Architecture HOLDRS to you.

Standard & Poor's sector
 classifications.............    Standard & Poor's Corporation is an
                                 independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification.
                                 The securities included in the Internet
                                 Architecture HOLDRS are currently represented in the Technology sector. The Standard &
                                 Poor's sector classifications of the
                                 securities included in the Internet
                                 Architecture HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events...........    A. The Internet Architecture HOLDRS are
                                    delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Internet Architecture HOLDRS are delisted.

                                 B. The trustee resigns and no successor
                                    trustee is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign.

                                 C. 75% of beneficial owners of outstanding
                                    Internet Architecture HOLDRS vote to
                                    dissolve and liquidate the trust.

                                 If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

Federal income tax
consequences.................    The federal income tax laws will treat a U.S.
                                 holder of Internet Architecture HOLDRS as directly owning the underlying securities.
                                 The Internet Architecture HOLDRS themselves will not result in any federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing......................    The Internet Architecture HOLDRS are listed
                                 on the American Stock Exchange under the symbol "IAH." January 24, 2001, the last reported sale price of Internet Architecture
                                 HOLDRS was $69.94.

Trading......................    Investors are only able to acquire, hold,
                                 transfer and surrender a round-lot of 100
                                 Internet Architecture HOLDRS. Bid and ask prices, however, are quoted per single
                                 Internet Architecture HOLDRS.

Clearance and settlement.....    Internet Architecture HOLDRS have been issued
                                 in book-entry form. Internet Architecture
                                 HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Internet Architecture
                                 HOLDRS."

                                   THE TRUST

      General. This discussion highlights information about the Internet Architecture HOLDRS trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement before you purchase Internet Architecture HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the depositary trust agreement."

      The Internet Architecture HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of February 18, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Internet Architecture HOLDRS trust is not a registered investment company under the Investment Company Act of 1940.

      The Internet Architecture HOLDRS trust is intended to hold deposited shares for the benefit of owners of Internet Architecture HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                  DESCRIPTION OF INTERNET ARCHITECTURE HOLDRS

      The trust has issued Internet Architecture HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the depositary trust agreement." The trust may issue additional Internet Architecture HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

      You may only acquire, hold, trade and surrender Internet Architecture HOLDRS in a round-lot of 100 Internet Architecture HOLDRS and round-lot multiples. The trust will only issue Internet Architecture HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Internet Architecture HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Internet Architecture HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet Architecture HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet Architecture HOLDRS.

      Internet Architecture HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Internet Architecture HOLDRS--The Internet Architecture HOLDRS."

      Beneficial owners of Internet Architecture HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Internet Architecture HOLDRS to receive the underlying securities. See "Description of the depositary trust agreement." Internet Architecture HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

      The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Internet Architecture HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Internet Architecture HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Internet Architecture HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the depositary trust agreement-- Withdrawal of underlying securities."

      Internet Architecture HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Internet Architecture HOLDRS are available only in book-entry form. Owners of Internet Architecture HOLDRS hold their Internet Architecture HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

      Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various aspects of the Internet architecture business and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were, as of February 7, 2000, among the largest capitalized and most liquid companies involved in the Internet architecture business as measured by market capitalization and trading volume.

      The Internet Architecture HOLDRS may no longer consist of securities issued by companies involved in the Internet architecture business. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the Internet architecture business and will undertake to make adequate disclosure when necessary.

      Underlying securities. For a list of the underlying securities represented by Internet Architecture HOLDRS, please refer to "Highlights of Internet Architecture HOLDRS--The Internet Architecture HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and will be available from the American Stock Exchange and through a widely-used electronic information dissemination system such as Bloomberg or Reuters.

      No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Internet Architecture HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk factors" and "Where you can find more information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their affiliates.

      General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

      The following table and graph set forth the composite performance of all of the 19 underlying securities represented by a single Internet Architecture HOLDR, measured at the close of the business day on October 22, 1999, the first date when all of the underlying securities were publicly traded and thereafter as of the end of each month to January 22, 2001. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

                         Closing
1999                      Price
----                     -------
October 22..............  55.56
October 29..............  59.29
November 30.............  68.57
December 31.............  80.34
2000
----
January 31..............  78.73
February 29.............  91.74
March 31................  96.81
April 28................  91.00
May 31..................  79.56
June 30.................  91.87

                         Closing
2000                      Price
----                     -------
July 31.................  92.62
August 31............... 106.75
September 29............  93.89
October 31..............  86.58
November 30.............  66.41
December 29.............  57.49
2001
----
January 22..............  67.35

                                  [LINE GRAPH]

                 DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

      General. The depositary trust agreement, dated as of February 18, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Internet Architecture HOLDRS, provides that Internet Architecture HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

      The trustee. The Bank of New York serves as trustee for the Internet Architecture HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

      Issuance, transfer and surrender of Internet Architecture HOLDRS. You may create and cancel Internet Architecture HOLDRS only in round-lots of 100 Internet Architecture HOLDRS. You may create Internet Architecture HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Internet Architecture HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Internet Architecture HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Internet Architecture HOLDRS, the trust may require a minimum of more than one round-lot of 100 Internet Architecture HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Internet Architecture HOLDRS. Similarly, you must surrender Internet Architecture HOLDRS in integral multiples of 100 Internet Architecture HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Internet Architecture HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

      Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

      Under the depositary trust agreement, any beneficial owner of Internet Architecture HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Internet Architecture HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

      Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly.

      Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Internet Architecture HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Internet Architecture HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities the rights will be made available to you through the trustee, if practicable and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

      You will be obligated to pay any tax or other charge that may become due with respect to Internet Architecture HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Internet Architecture HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Internet Architecture HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

      Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Internet Architecture HOLDRS to you in the following four circumstances:

    A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Internet Architecture HOLDRS.

    B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Internet Architecture HOLDRS.

    C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Internet Architecture HOLDRS only if, as provided in the amendment to the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Internet Architecture HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received as consideration will be deposited into the trust.

    D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date such securities are delisted.

      To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

      As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Internet Architecture HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Internet Architecture HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS.

      It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Internet Architecture HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Internet Architecture HOLDRS will be distributed from the Internet Architecture HOLDRS to you.

      Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Internet Architecture HOLDRS are currently represented in the Technology sector. The Standard & Poor's sector classifications of the securities included in the Internet Architecture HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard
& Poor's alters the criteria it uses to determine sector classifications, or both.

      Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

      Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

      Withdrawal of underlying securities. You may surrender your Internet Architecture HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Internet Architecture HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Internet Architecture HOLDRS.

      Further issuances of Internet Architecture HOLDRS. The depositary trust agreement provides for further issuances of Internet Architecture HOLDRS on a continuous basis without your consent.

      Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Internet Architecture HOLDRS will surrender their Internet Architecture HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Internet Architecture HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Internet Architecture HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Internet Architecture HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

      If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

      Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Internet Architecture HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Internet Architecture HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Internet Architecture HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Internet Architecture HOLDRS.

      Issuance and cancellation fees. If you wish to create Internet Architecture HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Internet Architecture HOLDRS. If you wish to cancel your Internet Architecture HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Internet Architecture HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

      Commissions. If you choose to create Internet Architecture HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee, described above.

      Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Internet Architecture HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Internet Architecture HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

      Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

      Governing law. The depositary trust agreement and the Internet Architecture HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

      Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Internet Architecture HOLDRS.

      The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                        FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a summary of the U.S. federal income tax consequences relating to the Internet Architecture HOLDRS for:

      .  a citizen or resident of the United States;

      . a corporation or partnership created or organized in the United States or under the laws of the United States;

      . an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

      . a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

      . any person other than a U.S. receipt holder (a "Non-U.S. receipt holder").

      This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Internet Architecture HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address the Internet Architecture HOLDRS held by a foreign partnership or other flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

      The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Internet Architecture HOLDRS

      A receipt holder purchasing and owning Internet Architecture HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Internet Architecture HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

      A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Internet Architecture HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Internet Architecture HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Internet Architecture HOLDRS. Similarly, with respect to sales of Internet Architecture HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Internet Architecture HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

      The distribution of any securities by the trust upon the surrender of Internet Architecture HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional share. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

      The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Internet Architecture HOLDRS will reduce the amount realized with respect to the underlying securities.

      A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

      With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

      If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

      Subject to conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

      Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Internet Architecture HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

      Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     .  at least 75% of its gross income is "passive income;" or

     . on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

      Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

      If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Internet Architecture HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

      A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

      With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

      A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Internet Architecture HOLDRS or of the underlying securities unless:

     . that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     . in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     . the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

      Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

      The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                             ERISA CONSIDERATIONS

      Any plan fiduciary which proposes to have a plan acquire Internet Architecture HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Internet Architecture HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                             PLAN OF DISTRIBUTION

      In accordance with the depositary trust agreement, the trust issued Internet Architecture HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Internet Architecture HOLDRS. The trust delivered the initial distribution of Internet Architecture HOLDRS against deposit of the underlying securities in New York, New York on approximately February 29, 2000.

      Investors who purchase Internet Architecture HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

      Merrill Lynch has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Internet Architecture HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Internet Architecture HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                 LEGAL MATTERS

      Legal matters, including the validity of the Internet Architecture HOLDRS will be passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also will render an opinion regarding the material federal income tax consequences relating to the Internet Architecture HOLDRS.

                      WHERE YOU CAN FIND MORE INFORMATION

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Internet Architecture HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

      The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

      Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

      The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Internet Architecture HOLDRS. This prospectus relates only to Internet Architecture HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Internet Architecture HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Internet Architecture HOLDRS, have been publicly disclosed.

                                    ANNEX A

      This annex forms an integral part of the prospectus.

      The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1995, 1996, 1997, 1998, 1999, 2000. All market prices in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were outstanding during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                            3COM CORPORATION (COMS)

      3Com Corporation develops and markets networking systems and services to connect businesses and individuals to information found on companies' private networks, and wide area networks which connect companies' private networks together or to the Internet. 3Com's products include switches to control network data traffic, network software, modems and handheld computers and products that allow data access and communications from remote locations. 3Com offers worldwide customer support and service for its products, including design, installation and maintenance through telephone, Internet and on-site assistance. 3Com primarily sells its products through third-party systems integrators, value-added resellers, dealers and distributors.

           Closing            Closing           Closing            Closing            Closing            Closing
  1995      Price     1996     Price    1997     Price     1998     Price     1999     Price     2000     Price
  ----     -------    ----    -------   ----    -------    ----    -------    ----    -------    ----    -------
January    22 29/32 January   45 7/8  January   67 1/8   January   33 1/16  January   47       January   50 3/4
February   26 1/16  February  48 7/8  February  33 7/64  February  35 3/4   February  31 7/16  February  98
March      28 5/16  March     39 7/8  March     32 3/4   March     35 15/16 March     23 5/16  March     55 5/8
April      28       April     46 1/8  April     29       April     34 1/4   April     26 1/8   April     39 7/16
May        32       May       49 1/4  May       48 1/2   May       25 3/8   May       27 5/16  May       41 13/16
June       33 1/2   June      45 3/4  June      45       June      30 11/16 June      26 11/16 June      57 5/8
July       37 1/32  July      39 3/8  July      54 11/16 July      24 3/4   July      24 1/8   July      13 9/16
August     39       August    46 3/4  August    49 15/16 August    23 11/16 August    24 13/16 August    16 5/8
September  45 1/2   September 60 1/16 September 51 1/4   September 30 1/16  September 28 3/4   September 19 3/16
October    47       October   67 5/8  October   41 7/16  October   36 1/16  October   29       October   17 3/4
November   45 3/4   November  75 1/8  November  36 1/4   November  38 11/16 November  39 13/16 November  12 1/4
December   46 5/8   December  73 3/8  December  34 15/16 December  44 13/16 December  47       December   8 1/2

      The closing price on January 24, 2001 was 11.00.

                              ADAPTEC, INC. (ADPT)

      Adaptec, Inc. develops, manufactures and markets hardware and software which increase system performance by increasing the speed at which data is transferred between personal computers, servers and networks. Adaptec also designs products which facilitate the transfer of data between hard disk drives, document scanners and computers. Adaptec works with business and systems integrators, who design systems using hardware and software developed by different companies, to create products to meet the specific needs of their customers. Adaptec primarily markets and sells its products through its own direct sales force and distributors.

           Closing            Closing            Closing           Closing            Closing            Closing
  1995      Price     1996     Price     1997     Price    1998     Price     1999     Price     2000     Price
  ----     -------    ----    -------    ----    -------   ----    -------    ----    -------    ----    -------
January    13 11/16 January   22       January   43 3/4  January   22 5/16  January   23 1/8   January   52 3/8
February   16 1/2   February  28 1/32  February  38 1/16 February  26 7/16  February  19 15/16 February  41
March      16 1/2   March     24 1/8   March     35 3/4  March     19 5/8   March     22 13/16 March     38 5/8
April      16       April     28 3/4   April     37      April     23 11/16 April     24 1/16  April     27
May        15 1/16  May       29 15/16 May       36 3/4  May       15 3/16  May       30 7/8   May       19 11/16
June       18 1/2   June      23 11/16 June      34 3/4  June      14 5/16  June      35 5/16  June      22 3/4
July       21 3/8   July      20 3/4   July      42 1/8  July      11 5/8   July      38 7/8   July      24 3/4
August     21 1/4   August    24 15/16 August    48      August    11 1/2   August    39       August    24 1/2
September  20 5/8   September 30       September 46 3/4  September  9 1/2   September 39 11/16 September 20
October    22 1/4   October   30 7/16  October   48 7/16 October   16 3/16  October   45       October   15 13/16
November   23 7/16  November  37 1/4   November  49 1/2  November  16 1/4   November  53 7/8   November  10 15/16
December   20 1/2   December  40       December  37 1/8  December  17 9/16  December  49 7/8   December  10 1/4

      The closing price on January 24, 2001 was 14.69.

                          APPLE COMPUTER, INC. (AAPL)

      Apple Computer, Inc. designs, manufactures and markets personal computers and related operating systems and software. Apple's primary product is the Apple Macintosh computer line, which includes desktop and notebook personal computers and software. Two additions to its product line include the iMAC desktop and iBook laptop computers. Apple sells its computers primarily to educational institutions, businesses and individuals. Apple markets its products and services through third-party distributors, authorized resellers, retail outlets and the Apple online store.

           Closing            Closing            Closing            Closing            Closing            Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price     2000     Price
  ----     -------    ----    -------    ----    -------    ----    -------    ----    -------    ----    -------
January    20 3/16  January   13 13/16 January    8 5/16  January    9 5/32  January   20 19/32 January   51 7/8
February   19 3/4   February  13 3/4   February   8 1/8   February  11 13/16 February  17 13/32 February  57 5/16
March      17 5/8   March     12 9/32  March      9 1/8   March     13 3/4   March     17 31/32 March     67 29/32
April      19 1/8   April     12 3/16  April      8 1/2   April     13 11/16 April     23       April     62 1/32
May        20 25/32 May       13 1/16  May        8 5/16  May       13 5/16  May       22 1/32  May       42
June       23 7/32  June      10 1/2   June       7 1/8   June      14 11/32 June      23 5/32  June      52 3/8
July       22 1/2   July      11       July       8 3/4   July      17 5/16  July      27 27/32 July      50 13/16
August     21 1/2   August    12 1/8   August    10 7/8   August    15 19/32 August    32 5/8   August    60 15/16
September  18 5/8   September 11 3/32  September 10 27/32 September 19 1/16  September 31 21/32 September 25 3/4
October    18 5/32  October   11 1/2   October    8 33/64 October   18 9/16  October   40 1/16  October   19 9/16
November   19 1/16  November  12 1/16  November   8 7/8   November  15 31/32 November  48 15/16 November  16 1/2
December   15 15/16 December  10 7/16  December   6 9/16  December  20 15/32 December  51 13/32 December  14 7/8

      The closing price on January 24, 2001 was 20.50.

                            CIENA CORPORATION (CIEN)

      Ciena Corporation develops and markets products for the optical networking equipment market. Optical networking equipment uses fiber optic cables, which can transmit larger volumes of data at higher transmission speeds and more efficiently, to facilitate the transmission of data and telephone communications. Ciena provides products such as systems based on fiber optic cables, switches to manage network data traffic and other multi-purpose data delivery systems to its customers, who include local and long-distance telephone carriers and Internet service providers, who provide Internet access to individuals and businesses. Ciena markets and sells its products through its own direct sales force, and internationally, it also uses third-party distributors and representatives.

           Closing           Closing           Closing            Closing            Closing             Closing
  1995      Price    1996     Price    1997     Price     1998     Price     1999     Price     2000      Price
  ----     -------   ----    -------   ----    -------    ----    -------    ----    -------    ----     -------
January      *     January     *     January    *       January   27 17/32 January   10 3/32  January    32 13/16
February     *     February    *     February  19 5/8   February  20 31/32 February  13 15/16 February   79 29/32
March        *     March       *     March     14 7/32  March     21 5/16  March     11 1/4   March      63 1/16
April        *     April       *     April     15 5/8   April     27 7/8   April     11 3/4   April      61 13/16
May          *     May         *     May       23 3/8   May       26       May       14 3/8   May        59 27/32
June         *     June        *     June      23 9/16  June      34 13/16 June      15 3/32  June       83 11/32
July         *     July        *     July      28 1/16  July      37 1/32  July      16 7/8   July       71 1/16
August       *     August      *     August    23 7/8   August    14 1/16  August    17 9/16  August    110 27/32
September    *     September   *     September 24 49/64 September  7 5/32  September 18 1/4   September 122 13/16
October      *     October     *     October   27 1/2   October    8 19/32 October   17 5/8   October   105 1/8
November     *     November    *     November  27       November   8 1/2   November  21 31/32 November   75 15/16
December     *     December    *     December  30 9/16  December   7 5/16  December  28 3/4   December   81 1/4

      The closing price on January 24, 2001 was 102.00.

                           CISCO SYSTEMS, INC. (CSCO)

      Cisco Systems, Inc. designs, develops, manufactures, markets and provides technical support for hardware and software products which link computer networks both internally and externally, and provides worldwide networking capability for the Internet. Cisco produces a range of products which connect computing devices to networks and connect networks with each other. Cisco provides routing products, which connect companies' private networks together, switches to control network data traffic, services to access networks from any location, network development and design. Cisco markets its products worldwide through several channels including its own direct sales force, distributors, value-added resellers, service providers and system integrators.

           Closing            Closing           Closing           Closing            Closing            Closing
  1995      Price     1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
  ----     -------    ----    -------   ----    -------   ----    -------    ----    -------    ----    -------
January     1 55/64 January   4 5/8   January   7 3/4   January   10 33/64 January   27 57/64 January   54 3/4
February    1 7/8   February  5 9/32  February  6 3/16  February  10 63/64 February  24 29/64 February  66 3/32
March       2 1/8   March     5 5/32  March     5 11/32 March     11 25/64 March     27 25/64 March     77 5/16
April       2 7/32  April     5 49/64 April     5 3/4   April     12 13/64 April     28 33/64 April     69 21/64
May         2 7/16  May       6 5/64  May       7 17/32 May       12 39/64 May       27 1/4   May       56 15/16
June        2 13/16 June      6 19/64 June      7 29/64 June      15 11/32 June      32 1/4   June      63 9/16
July        3 3/32  July      5 3/4   July      8 27/32 July      15 61/64 July      31 1/16  July      65 7/16
August      3 41/64 August    5 55/64 August    8 3/8   August    13 41/64 August    33 29/32 August    68 5/8
September   3 53/64 September 6 57/64 September 8 1/8   September 15 29/64 September 34 9/32  September 55 1/4
October     4 5/16  October   6 7/8   October   9 7/64  October   15 3/4   October   37       October   53 7/8
November    4 43/64 November  7 35/64 November  9 37/64 November  18 27/32 November  44 19/32 November  47 7/8
December    4 9/64  December  7 1/16  December  9 19/64 December  23 13/64 December  53 9/16  December  38 1/4

      The closing price on January 24, 2001 was 42.56.

                       COMPAQ COMPUTER CORPORATION (CPQ)

      Compaq Computer Corporation develops and markets hardware, software, technology solutions and services, including desktop and portable computers for both business and personal use, computer systems for multiple users, servers, storage products, Internet related products and network and communication products. Compaq provides professional and support services to its customers for its products and for other companies' products which are used in conjunction with Compaq products. Compaq sells its products primarily through dealers, value-added resellers and systems integrators. It also sells products through its own direct sales force and on the Internet.

           Closing            Closing            Closing            Closing            Closing            Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price     2000     Price
  ----     -------    ----    -------    ----    -------    ----    -------    ----    -------    ----    -------
January     7 5/32  January    9 27/64 January   17 11/32 January   30 3/16  January   47 5/8   January   27 1/4
February    6 29/32 February  10 1/8   February  15 51/64 February  32 1/16  February  35 3/8   February  25 1/8
March       6 7/8   March      7 23/32 March     15 21/64 March     25 7/8   March     31 11/16 March     26 3/4
April       7 19/32 April      9 11/32 April     17 5/64  April     28 1/16  April     22 5/16  April     29 1/4
May         7 27/32 May        9 23/32 May       21 5/8   May       27 3/8   May       23 11/16 May       26 1/4
June        9 3/64  June       9 53/64 June      19 29/32 June      28 3/8   June      23 11/16 June      25 9/16
July       10 1/8   July      10 59/64 July      28 9/16  July      32 13/16 July      24 1/16  July      28
August      9 35/64 August    11 21/64 August    32 3/4   August    27 15/16 August    23 5/32  August    34 5/64
September   9 43/64 September 12 53/64 September 37 3/8   September 31 5/8   September 22 7/8   September 27 33/64
October    11 1/8   October   13 29/32 October   32       October   31 5/8   October   19 1/8   October   30 13/32
November    9 7/8   November  15 27/32 November  31 7/32  November  32 1/2   November  24 7/16  November  21 1/2
December    9 19/32 December  14 7/8   December  28 1/4   December  42       December  27 1/16  December  15 3/64

      The closing price on January 24, 2001 was 21.85.

                        DELL COMPUTER CORPORATION (DELL)

      Dell Computer Corporation develops, manufacturers and markets information processing products including desktop and notebook computers, network servers, storage products, hardware and software. Dell's customers include corporations, institutions, organizations and individual consumers. Dell offers services such as custom-designed computer systems, telephone and online technical support and on-site product service. Dell markets and sells its products and services directly to its customers.

           Closing           Closing           Closing            Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price     1998     Price     1999     Price     2000     Price
  ----     -------   ----    -------   ----    -------    ----    -------    ----    -------    ----    -------
January      43/64 January    55/64  January    4 9/64  January   12 7/16  January   50       January   38 7/16
February     21/32 February  1 5/64  February   4 29/64 February  17 31/64 February  40 1/16  February  40 13/16
March        11/16 March     1 3/64  March      4 15/16 March     16 15/16 March     40 7/8   March     53 15/16
April        55/64 April     1 7/16  April      5 15/64 April     20 3/16  April     41 3/16  April     50 1/8
May          25/32 May       1 47/64 May        7 1/32  May       20 39/64 May       34 7/16  May       43 1/8
June         15/16 June      1 19/32 June       7 11/32 June      23 13/64 June      37       June      49 5/16
July       1 1/64  July      1 47/64 July      10 11/16 July      27 5/32  July      40 7/8   July      43 15/16
August     1 13/64 August    2 2/32  August    10 17/64 August    25       August    48 13/16 August    43 5/8
September  1 21/64 September 2 7/16  September 12 7/64  September 32 7/8   September 41 13/16 September 30 13/16
October    1 29/64 October   2 35/64 October   10 1/64  October   32 3/4   October   40 1/8   October   29 1/2
November   1 25/64 November  3 11/64 November  10 17/32 November  30 13/32 November  43       November  19 1/4
December   1 5/64  December  3 21/64 December  10 1/2   December  36 19/32 December  51       December  17 7/16

      The closing price on January 24, 2001 was 27.13.

                             EMC CORPORATION (EMC)

      EMC Corporation designs, manufactures, markets and supports business storage hardware and software products and systems server products. EMC's system and software are used by businesses to retrieve data from their own computer systems and act as a central repository for the information. EMC's products allow a customer whose network is based on a variety of different hardware and software systems to manage, share and protect its critical information. EMC markets and sells its products through its own direct sales force, distributors, resellers and original equipment manufacturers.

           Closing           Closing           Closing           Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
  ----     -------   ----    -------   ----    -------   ----    -------    ----    -------    ----    -------
January    2 21/64 January   2 25/64 January   4 47/64 January    8 9/64  January   27 7/32  January   53 5/8
February   2 9/64  February  2 3/4   February  4 1/2   February   9 7/16  February  25 19/32 February  59 1/2
March      2 3/32  March     2 23/32 March     4 7/16  March      9 29/64 March     31 15/16 March     63
April      2 27/64 April     2 9/16  April     4 35/64 April     11 9/16  April     27 15/64 April     69 3/4
May        2 7/8   May       2 3/4   May       4 63/64 May       10 23/64 May       25 7/64  May       58 5/32
June       3 1/32  June      2 5/16  June      4 7/8   June      11 13/64 June      27 1/2   June      77
July       2 55/64 July      2 7/16  July      6 21/64 July      12 1/4   July      30 7/32  July      85 5/8
August     2 9/16  August    2 13/32 August    6 25/64 August    11 1/8   August    29 15/16 August    98
September  2 17/64 September 2 13/16 September 7 19/64 September 14 11/32 September 35 11/16 September 99 1/2
October    1 15/16 October   3 9/32  October   7       October   16 3/32  October   36 1/2   October   89 1/16
November   2 15/64 November  4 1/32  November  7 37/64 November  18 1/8   November  41 27/32 November  74 3/8
December   1 59/64 December  4 9/64  December  6 55/64 December  21 1/4   December  54 5/8   December  66 1/2

      The closing price on January 24, 2001 was 79.44.

                         EXTREME NETWORKS, INC. (EXTR)

      Extreme Networks, Inc. develops and markets network switches which enable companies' private networks and Internet service and content providers to control traffic on their networks. Extreme Networks' switches are designed to allow faster network access as well as increase a network's capacity and adaptability. Extreme Networks markets its products to businesses and Internet service and content providers. Extreme Networks relies on resellers, distributors, and to a lesser extent, original equipment manufacturers and its own sales force, to market and sell its products.

           Closing           Closing           Closing           Closing           Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000      Price
  ----     -------   ----    -------   ----    -------   ----    -------   ----    -------    ----     -------
January      *     January     *     January     *     January     *     January      *     January    42 5/16
February     *     February    *     February    *     February    *     February     *     February   55 5/8
March        *     March       *     March       *     March       *     March        *     March      39 1/2
April        *     April       *     April       *     April       *     April     27 23/32 April      28 13/16
May          *     May         *     May         *     May         *     May       21 5/16  May        24 7/16
June         *     June        *     June        *     June        *     June      29 1/32  June       52 3/4
July         *     July        *     July        *     July        *     July      24 3/8   July       69 53/64
August       *     August      *     August      *     August      *     August    31 31/32 August     93 1/16
September    *     September   *     September   *     September   *     September 31 21/32 September 114 1/2
October      *     October     *     October     *     October     *     October   40 5/32  October    82 15/16
November     *     November    *     November    *     November    *     November  33 3/16  November   51 3/8
December     *     December    *     December    *     December    *     December  41 3/4   December   39 1/8

      The closing price on January 24, 2001 was 50.38.

                         FOUNDRY NETWORKS, INC. (FDRY)

      Foundry Networks, Inc. designs, develops, manufactures and markets switches which control network traffic on the various types of networks used by businesses, educational institutions, government agencies, and Internet service providers. Foundry's switches and accompanying networking products are designed to increase the speed and capacity of networks and to maximize the efficiency of networks by enabling them to distinguish between and prioritize different types of network traffic. Foundry markets and sells its products through its own direct sales force, resellers and an original equipment manufacturer.

           Closing           Closing           Closing           Closing            Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999      Price     2000      Price
  ----     -------   ----    -------   ----    -------   ----    -------   ----     -------    ----     -------
January      *     January     *     January     *     January     *     January       *     January   134 11/16
February     *     February    *     February    *     February    *     February      *     February  139 11/16
March        *     March       *     March       *     March       *     March         *     March     143 3/4
April        *     April       *     April       *     April       *     April         *     April      91
May          *     May         *     May         *     May         *     May           *     May        63 1/16
June         *     June        *     June        *     June        *     June          *     June      110 7/8
July         *     July        *     July        *     July        *     July          *     July       81 13/16
August       *     August      *     August      *     August      *     August        *     August     93 1/16
September    *     September   *     September   *     September   *     September  63       September  66 15/16
October      *     October     *     October     *     October     *     October    94 3/4   October    66 7/16
November     *     November    *     November    *     November    *     November  117 9/16  November   36 7/8
December     *     December    *     December    *     December    *     December  150 27/32 December   15

      The closing price on January 24, 2001 was 20.94.

                              GATEWAY, INC. (GTW)

      Gateway, Inc. develops, manufactures and markets personal computers and related products and services. Gateway's products include desktop and portable personal computers, servers, workstations and digital media personal computers, which are computers that offer entertainment functions, such as digital video discs, and personal computing activities, such as Internet access, in one product. Gateway also provides Internet access to individuals and businesses. Gateway markets and sells its products using "direct marketing" to its customers through telephone orders, the Internet and Gateway retail stores.

           Closing           Closing            Closing            Closing            Closing            Closing
  1995      Price    1996     Price     1997     Price     1998     Price     1999     Price     2000     Price
  ----     -------   ----    -------    ----    -------    ----    -------    ----    -------    ----    -------
January    5 7/32  January    6 15/32 January   15 9/32  January   18 27/32 January   38 5/8   January   61 3/16
February   4 19/32 February   7 3/8   February  14 11/16 February  22       February  36 11/32 February  68 3/4
March      4 11/16 March      6 31/32 March     12 13/16 March     23 3/8   March     34 9/32  March     55
April      4 47/64 April      8 23/32 April     13 23/32 April     29 13/32 April     33 3/32  April     55 5/16
May        4 25/64 May        9 15/32 May       16 21/32 May       22 17/32 May       30 13/32 May       49 1/2
June       5 11/16 June       8 1/2   June      16 1/4   June      25       June      29 17/32 June      57
July       7 7/32  July      10 1/32  July      19 1/16  July      27       July      38 1/16  July      55 3/16
August     6 21/32 August    11 7/32  August    19 9/16  August    23 21/32 August    48 15/32 August    68 7/64
September  7 21/32 September 11 31/32 September 15 3/4   September 26 5/32  September 44       September 48 1/4
October    8 11/32 October   11 49/64 October   14 17/32 October   27 29/32 October   66 1/16  October   51 39/64
November   6 29/32 November  13 13/32 November  14 3/8   November  28 1/16  November  76 3/8   November  19
December   6 1/8   December  13 25/64 December  16 3/8   December  25 19/32 December  72 1/16  December  17 63/64

      The closing price on January 24, 2001 was 22.21.

                         HEWLETT-PACKARD COMPANY (HWP)

      Hewlett-Packard Company designs, manufactures and services equipment and systems to be used for measurement, calculation and communications. Hewlett-Packard products include personal computers, printers, calculators, medical electronic equipment and computer systems. Hewlett-Packard's services include systems integration, network systems, management consulting and support and maintenance for its products. Hewlett-Packard markets its products and services through its own direct sales operations; however, the majority of its sales and marketing is handled through third-party channels such as retailers, dealers and value-added resellers.

           Closing            Closing            Closing            Closing            Closing            Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price     2000     Price
  ----     -------    ----    -------    ----    -------    ----    -------    ----    -------    ----    -------
January    12 9/16  January   21 3/16  January   26 5/16  January   30 1/16  January   39 3/16  January   54 1/8
February   14 3/8   February  25 3/16  February  28 1/16  February  33 1/2   February  33 7/32  February  67 1/4
March      15 3/64  March     23 17/32 March     26 11/16 March     31 11/16 March     33 29/32 March     66 9/32
April      16 17/32 April     26 15/32 April     26 1/4   April     37 11/16 April     39 7/16  April     67 1/2
May        16 1/2   May       26 5/8   May       25 3/4   May       31 5/32  May       47 5/32  May       60 3/32
June       18 5/8   June      24 29/32 June      28       June      29 15/16 June      50 1/4   June      62 7/16
July       19 15/32 July      22       July      35       July      27 3/4   July      52 11/32 July      54 19/32
August     20       August    21 7/8   August    30 3/4   August    24 9/32  August    52 11/16 August    60 21/64
September  20 27/32 September 24 3/8   September 34 25/32 September 26 15/32 September 45 3/8   September 48 3/4
October    23 5/32  October   22 1/16  October   30 13/16 October   30 1/8   October   37 3/32  October   46 1/2
November   20 3/4   November  26 15/16 November  30 9/16  November  31 9/32  November  47 7/16  November  31 5/8
December   20 15/16 December  25 1/8   December  31 3/16  December  34 5/32  December  56 7/8   December  31 9/16

      The closing price on January 24, 2001 was 35.00.

               INTERNATIONAL BUSINESS MACHINES CORPORATION (IBM)

      International Business Machines Corporation develops, manufactures and markets information processing products and services, such as computers, software, network systems and network management services. IBM's business is divided into several main segments including technology, systems, products, services, software and financing. IBM operates in more than 150 countries and markets and sells its products through its worldwide sales and distribution organization and through third-party distributors and resellers.

           Closing            Closing            Closing            Closing             Closing            Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999      Price     2000     Price
  ----     -------    ----    -------    ----    -------    ----    -------    ----     -------    ----    -------
January    18 1/32  January   27 1/8   January   39 7/32  January   49 3/8   January    91 5/8   January   112 1/4
February   18 13/16 February  30 21/32 February  35 15/16 February  52 7/32  February   84 7/8   February  102 3/4
March      20 17/32 March     27 13/16 March     34 5/16  March     51 15/16 March      88 5/8   March     118
April      23 21/32 April     26 15/16 April     40 1/8   April     57 15/16 April     104 19/32 April     111 1/2
May        23 1/4   May       26 11/16 May       43 1/4   May       58 3/4   May       116       May       107 5/16
June       24       June      24 3/4   June      45 1/8   June      57 13/32 June      129 1/4   June      109 9/16
July       27 7/32  July      26 7/8   July      52 7/8   July      66 1/4   July      125 11/16 July      112 1/4
August     25 27/32 August    28 19/32 August    50 11/16 August    56 5/16  August    124 9/16  August    132
September  23 5/8   September 31 1/8   September 53       September 64 1/4   September 121       September 112 5/8
October    24 5/16  October   32 1/4   October   49 1/4   October   74 1/4   October    98 1/4   October    98 1/2
November   24 5/32  November  39 27/32 November  54 3/4   November  82 9/16  November  103 1/16  November   93 1/2
December   22 27/32 December  37 7/8   December  52 5/16  December  92 3/16  December  107 7/8   December   85

      The closing price on January 24, 2001 was 110.44.

                         JUNIPER NETWORKS, INC. (JNPR)

      Juniper Networks, Inc. manufactures and markets Internet backbone routers, which are products specifically designed for the Internet to transmit data from its source to the user. Juniper's routers are designed to accommodate the increasing size and scope of the Internet and its major customers include Internet service providers and telecommunications service providers. Juniper's principal product is the M40 Internet backbone router. Juniper sells its routers primarily though its own direct sales force and an original equipment manufacturer.

           Closing           Closing           Closing           Closing           Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000      Price
  ----     -------   ----    -------   ----    -------   ----    -------   ----    -------    ----     -------
January      *     January     *     January     *     January     *     January      *     January    67 21/32
February     *     February    *     February    *     February    *     February     *     February  137 5/32
March        *     March       *     March       *     March       *     March        *     March     131 25/32
April        *     April       *     April       *     April       *     April        *     April     106 11/32
May          *     May         *     May         *     May         *     May          *     May        87 19/32
June         *     June        *     June        *     June        *     June      24 53/64 June      145 9/16
July         *     July        *     July        *     July        *     July      27 5/64  July      142 7/16
August       *     August      *     August      *     August      *     August    34 11/64 August    213 3/4
September    *     September   *     September   *     September   *     September 30 11/32 September 218 15/16
October      *     October     *     October     *     October     *     October   45 15/16 October   195
November     *     November    *     November    *     November    *     November  46 3/16  November  124 5/8
December     *     December    *     December    *     December    *     December  56 43/64 December  126 1/16

      The closing price on January 24, 2001 was 134.00.

                         NETWORK APPLIANCE, INC. (NTAP)

      Network Appliance, Inc. develops and supplies network appliances, which is a type of server that performs specific network functions, as opposed to the variety of functions a general purpose server provides. Network Appliance's major products include filers which improve the storage and accessibility of data, and Internet caching appliances which store or "cache" frequently accessed data close to the end user in order to minimize the delay experienced by the user in accessing information on the Internet. Network Appliance's filers provide its business, database and e-commerce customers with data protection and management capabilities by providing data backup and replication and disaster recovery. Network Appliance uses its own direct sales force and value-added resellers to market and sell its products.

           Closing           Closing           Closing           Closing            Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000      Price
  ----     -------   ----    -------   ----    -------   ----    -------    ----    -------    ----     -------
January       *    January   1 59/64 January   3 13/64 January    3 49/64 January   13 1/4   January    50 3/16
February      *    February  1 63/64 February  2 1/2   February   3 11/16 February  10 1/2   February   94 3/8
March         *    March     1 63/64 March     2 1/32  March      4 7/16  March     12 21/32 March      82 3/4
April         *    April     2       April     1 53/64 April      4 33/64 April     12 37/64 April      73 15/16
May           *    May       2 9/64  May       2 17/32 May        4 11/32 May       11 51/64 May        64 9/16
June          *    June      1 55/64 June      2 3/8   June       4 7/8   June      13 31/32 June       80 1/2
July          *    July      1 1/2   July      2 47/64 July       5 7/32  July      13 5/8   July       86 3/16
August        *    August    1 3/4   August    2 61/64 August     5 7/32  August    16 27/64 August    117
September     *    September 1 7/8   September 3 25/64 September  6 21/64 September 17 29/32 September 127 3/8
October       *    October   2 3/16  October   3 9/64  October    6 27/32 October   18 1/2   October   119
November   1 57/64 November  2 1/4   November  3 5/32  November   9 25/64 November  29 27/64 November   49 3/8
December   2 33/64 December  3 3/16  December  4 7/16  December  11 7/32  December  41 17/32 December   64 3/16

      The closing price on January 24, 2001 was 61.38.

                         SUN MICROSYSTEMS, INC. (SUNW)

      Sun Microsystems, Inc. develops, markets and services network computing products for the Internet and for companies' private networks. Sun Microsystems' products are based on open industry standards, which are applications available to users for little or no charge, and include computer systems, workstations, servers, high-speed microprocessors, which allow a computer to process information, and software. Some of Sun Microsystems' technologies include its Java software, which allows a user to access Internet applications regardless of the hardware or software that its system uses, and its Solaris Operating Environment, which is an operating system which can support numerous applications, such as electronic commerce operations and database management technology. Sun Microsystems operates globally, and markets and sells its products through its own direct sales force and third-party distributors and resellers. On December 7, 2000, Sun Microsystems completed its acquisition of Cobalt Networks, Inc. Each share of Cobalt common stock was converted into one share of Sun Microsystems common stock.

           Closing           Closing           Closing           Closing           Closing           Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price    2000     Price
  ----     -------   ----    -------   ----    -------   ----    -------   ----    -------   ----    -------
January     1.02   January    2.88   January    3.97   January     5.99  January    13.97  January    39.28
February    1.00   February   3.28   February   3.86   February    5.95  February   12.16  February   47.63
March       1.09   March      2.73   March      3.61   March       5.21  March      15.63  March      46.85
April       1.25   April      3.39   April      3.60   April       5.15  April      14.95  April      45.97
May         1.41   May        3.91   May        4.03   May         5.01  May        14.94  May        38.31
June        1.52   June       3.68   June       4.65   June        5.43  June       17.22  June       45.47
July        1.50   July       3.41   July       5.71   July        5.91  July       16.97  July       52.72
August      1.81   August     3.40   August     6.00   August      4.95  August     19.88  August     63.47
September   1.97   September  3.88   September  5.85   September   6.23  September  23.25  September  58.38
October     2.44   October    3.81   October    4.28   October     7.28  October    26.45  October    55.44
November    2.63   November   3.64   November   4.50   November    9.26  November   33.06  November   38.03
December    2.85   December   3.21   December   4.98   December   10.70  December   38.72  December   27.88

      The closing price on January 24, 2001 was 32.75.

                         SYCAMORE NETWORKS, INC. (SCMR)

      Sycamore Networks, Inc. develops and markets optical networking products which facilitate the transmission of voice and data on fiber optic networks. Fiber optic networks allow for the transmission of larger volumes of data at faster transmissions speeds and more efficiently. Sycamore's products use existing fiber optic systems to provide enhanced high-speed data services such as access to the Internet, video conferencing and remote access to corporate databases. Sycamore also collaborates with its customers to identify and develop new high speed data services. Sycamore currently markets its products through its own direct sales force.

           Closing           Closing           Closing           Closing            Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999      Price     2000      Price
  ----     -------   ----    -------   ----    -------   ----    -------   ----     -------    ----     -------
January      *     January     *     January     *     January     *     January       *     January   106 21/64
February     *     February    *     February    *     February    *     February      *     February  148
March        *     March       *     March       *     March       *     March         *     March     129
April        *     April       *     April       *     April       *     April         *     April      78 1/2
May          *     May         *     May         *     May         *     May           *     May        83 5/8
June         *     June        *     June        *     June        *     June          *     June      110 3/8
July         *     July        *     July        *     July        *     July          *     July      123 5/16
August       *     August      *     August      *     August      *     August        *     August    137 1/2
September    *     September   *     September   *     September   *     September     *     September 108
October      *     October     *     October     *     October     *     October    71 2/3   October    63 1/4
November     *     November    *     November    *     November    *     November   74       November   41 7/16
December     *     December    *     December    *     December    *     December  102 43/64 December   37 1/4

      The closing price on January 24, 2001 was 46.06.

                            UNISYS CORPORATION (UIS)

      Unisys Corporation develops and markets high-end network equipment designed for use in the finance and banking, communication and travel industries and in a variety of other industries that have electronic commerce operations. Unisys's technology segment offers servers, desktop and notebook computers, monitors and storage products. Unisys's services segment offers systems integration and maintenance services to design systems using network and systems hardware and software designed by different companies. It also offers network consulting, integration and management services. These integration services include adapting information technology to support a particular customer's business operations. Unisys markets and sells its products primarily through its own direct sales force.

           Closing           Closing           Closing           Closing           Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000     Price
  ----     -------   ----    -------   ----    -------   ----    -------   ----    -------    ----    -------
January     9      January    7 1/2  January    6 7/8  January   16 1/2  January   33 1/8   January   31 7/8
February    9      February   6 1/8  February   6 5/8  February  17 7/8  February  29 13/16 February  29 7/8
March       9 3/8  March      6      March      6 1/4  March     19      March     27 11/16 March     25 11/16
April      10 1/4  April      6      April      6      April     22 5/16 April     31 7/16  April     23 3/16
May        10 5/8  May        8 1/8  May        6 7/8  May       24 9/16 May       37 15/16 May       27 1/8
June       10 7/8  June       7 1/8  June       7 5/8  June      28 1/4  June      38 15/16 June      14 9/16
July        8 7/8  July       5 7/8  July       9 5/8  July      27 7/16 July      40 13/16 July       9 13/16
August      8 1/8  August     5 7/8  August    11 5/16 August    18 1/16 August    43       August    13
September   7 7/8  September  6 1/8  September 15 5/16 September 22 3/4  September 45 1/8   September 11 1/4
October     5 5/8  October    6 1/4  October   13 5/16 October   26 5/8  October   22 9/16  October   12 3/4
November    6 1/2  November   7 5/8  November  14 3/8  November  28 1/2  November  28 3/4   November  12 3/16
December    5 1/2  December   6 3/4  December  13 7/8  December  34 7/16 December  31 15/16 December  14 5/8

      The closing price on January 24, 2001 was 15.44.

                      VERITAS SOFTWARE CORPORATION (VRTS)

      Veritas Software Corporation develops and markets storage management software. Veritas' products and services are designed to offer businesses protection against data loss and file corruption, allow for rapid recovery following disk or computer failure and assist in managing data distributed over large networks or computer systems. Veritas markets its products and services to end users either directly or through value-added resellers, hardware distributors, application software vendors and system integrators. On November 22, 2000, Veritas announced the completion of a transaction which involved the sale of the operating assets of Seagate Technology, Inc. to a group of private equity firms, followed by a merger between the remaining Seagate Technology, Inc. entity and a subsidiary of Veritas Software Corporation. The shareholders of Seagate Technology, Inc., a company engaged in designing, manufacturing and marketing products that store, retrieve and manage data for computer and communications systems, received consideration in the form of Veritas stock and cash.

           Closing           Closing           Closing           Closing            Closing             Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000      Price
  ----     -------   ----    -------   ----    -------   ----    -------    ----    -------    ----     -------
January      37/64 January   2 29/64 January   5 9/64  January    7 9/32  January   18 37/64 January    97 1/4
February     3/4   February  2 3/64  February  3 9/64  February   8 27/64 February  15 25/32 February  131 59/64
March        61/64 March     2 1/8   March     2 59/64 March      8 49/64 March     17 15/16 March     131
April      1 5/64  April     2 63/64 April     3 21/64 April      8 7/64  April     15 25/32 April     107 9/32
May        1 15/64 May       2 31/32 May       4 29/32 May        8 31/32 May       19 39/64 May       116 1/2
June       1 15/32 June      2 53/64 June      4 31/32 June       9 3/16  June      21 3/32  June      113 1/32
July       1 25/32 July      2 1/16  July      6 1/8   July      12 15/32 July      24 15/16 July      101 15/16
August     1 43/64 August    3 3/64  August    6 15/64 August     9 31/32 August    26 21/64 August    120 9/16
September  1 23/32 September 4 21/32 September 6 33/64 September 12 9/32  September 33 3/4   September 142
October    2 1/8   October   4 63/64 October   6 11/64 October   11 9/64  October   47 15/16 October   141 1/64
November   2 3/8   November  4 37/64 November  6 31/64 November  13 9/32  November  61 3/64  November   97 9/16
December   2 1/2   December  4 29/32 December  7 9/16  December  13 5/16  December  95 27/64 December   87 1/2

      The closing price on January 24, 2001 was 104.06.

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                     [LOGO] INTERNET ARCHITECTURE HOLDRS SM


                       1,000,000,000 Depositary Receipts

                     Internet Architecture HOLDRS SM Trust

                              --------------------

                              P R O S P E C T U S

                              --------------------


                                January 26, 2001


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